                                                                    EXHIBIT 25.1
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

              Check if an Application to Determine Eligibility of
                    a Trustee Pursuant to Section 305(b)(2)
                             ---------------------
                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

            180 EAST FIFTH STREET
             ST. PAUL, MINNESOTA                                   55101
   (Address of Principal Executive Offices)                      (Zip Code)

                                  FRANK LESLIE
                         U.S. BANK NATIONAL ASSOCIATION
                             180 EAST FIFTH STREET
                               ST. PAUL, MN 55101
                                 (651) 244-8677
           (Name, address and telephone number of agent for service)

           URS CORPORATION                       DELAWARE                     94-1381538
AMAN ENVIRONMENTAL CONSTRUCTION, INC.           CALIFORNIA                    95-4415779
  BANSHEE CONSTRUCTION COMPANY, INC.            CALIFORNIA                    33-0735448
              BRW, INC.                           WYOMING                     41-1625272
      CLEVELAND WRECKING COMPANY                CALIFORNIA                    95-4628214
          URS RESOURCES, LLC                     DELAWARE                     16-1627792
       O'BRIEN-KREITZBERG INC.                  CALIFORNIA                    94-3213883
       RADIAN INTERNATIONAL LLC                  DELAWARE                     74-2770842
  SIGNET TESTING LABORATORIES, INC.              DELAWARE                     94-3297332
   URS CONSTRUCTION SERVICES, INC.                FLORIDA                     59-3662286
           URS CORPORATION                        NEVADA                      94-1716908
     URS CORPORATION GREAT LAKES                 MICHIGAN                     38-1776252
  URS CORPORATION GROUP CONSULTANTS              NEW YORK                     11-1980241
     URS CORPORATION -- MARYLAND                 MARYLAND                     74-2444918
       URS CORPORATION -- OHIO                     OHIO                       34-0939859
       URS CORPORATION SOUTHERN                 CALIFORNIA                    59-2087895
           URS GROUP, INC.                       DELAWARE                     94-3077384
          URS HOLDINGS, INC.                     DELAWARE                     95-4316617
       URS INTERNATIONAL, INC.                   DELAWARE                     94-3128864
     LEAR SIEGLER SERVICES, INC.                 DELAWARE                     27-0031024
     URS OPERATING SERVICES, INC.                DELAWARE                     94-3216333
   WALK, HAYDEL & ASSOCIATES, INC.               LOUISIANA                    72-0604461
     EG&G DEFENSE MATERIALS, INC.                  UTAH                       87-0468639
    EG&G TECHNICAL SERVICES, INC.                DELAWARE                     51-0391628
     (Issuer with respect to the       (State or other jurisdiction        (I.R.S. Employer
              Securities)                           of                    Identification No.)
                                             incorporation or
                                               organization)

            100 CALIFORNIA STREET
          SAN FRANCISCO, CALIFORNIA                              94111-4529
   (Address of Principal Executive Offices)                      (Zip Code)

                         11 1/2% SENIOR NOTES DUE 2009
                      (Title of the Indenture Securities)
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

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

     a)Name and address of each examining or supervising authority to which it is subject.

       Comptroller of the Currency
       Washington, D.C.

     b)Whether it is authorized to exercise corporate trust powers.

       Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

     None

ITEMS 3 - 15  Items 3 - 15 are not applicable because to the best of the
              Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

     1.  A copy of the Articles of Association of the Trustee.*

     2. A copy of the certificate of authority of the Trustee to commence business.*

     3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

     4.  A copy of the existing bylaws of the Trustee.*

     5.  A copy of each Indenture referred to in Item 4. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

     7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.
---------------

* Incorporated by reference to Registration Number 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 25th day of October, 2002.

                                          U.S. BANK NATIONAL ASSOCIATION

                                          By:    /s/ FRANK P. LESLIE III
                                            ------------------------------------
                                                    Frank P. Leslie III
                                                       Vice President

                                          By:    /s/ LORI-ANNE ROSENBERG
                                            ------------------------------------
                                                    Lori-Anne Rosenberg
                                                  Assistant Vice President

                                                                       EXHIBIT 6

                                    CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: October 25, 2002

                                          U.S. BANK NATIONAL ASSOCIATION

                                          By:    /s/ FRANK P. LESLIE III
                                            ------------------------------------
                                                    Frank P. Leslie III
                                                       Vice President

                                          By:    /s/ LORI-ANNE ROSENBERG
                                            ------------------------------------
                                                    Lori-Anne Rosenberg
                                                  Assistant Vice President

                                                                       EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION

                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 6/30/2002

                                                               6/30/2002
                                                              ------------
                                                                ($000'S)
ASSETS
     Cash and Due From Depository Institutions..............  $  7,701,764
     Federal Reserve Stock..................................             0
     Securities.............................................    30,378,793
     Federal Funds..........................................       894,653
     Loans & Lease Financing Receivables....................   111,796,073
     Fixed Assets...........................................     1,645,483
     Intangible Assets......................................     8,367,221
     Other Assets...........................................     6,633,874
                                                              ------------
          TOTAL ASSETS......................................  $167,417,861
LIABILITIES
     Deposits...............................................  $109,744,434
     Fed Funds..............................................     2,967,542
     Treasury Demand Notes..................................             0
     Trading Liabilities....................................       205,636
     Other Borrowed Money...................................    25,663,586
     Acceptances............................................       164,926
     Subordinated Notes and Debentures......................     5,332,594
     Other Liabilities......................................     4,131,747
                                                              ------------
          TOTAL LIABILITIES.................................  $148,210,465
EQUITY
     Minority Interest in Subsidiaries......................  $    989,046
     Common and Preferred Stock.............................        18,200
     Surplus................................................    11,310,529
     Undivided Profits......................................     6,889,621
                                                              ------------
          TOTAL EQUITY CAPITAL..............................  $ 19,207,396
TOTAL LIABILITIES AND EQUITY CAPITAL........................  $167,417,861
                                                              ============

     To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

                                          U.S. BANK NATIONAL ASSOCIATION

                                          By:    /s/ FRANK P. LESLIE III
                                            ------------------------------------
                                                       Vice President

Date: October 25, 2002